                                                                 Exhibit 10.52

Texas Biotechnology Corporation/Coromed, Inc.
A Randomized, Double-Blind, Study of 2 Doses of Novastan vs. Placebo as Adjunctive Therapy to Streptokinase in Acute M.I. (Protocol ARG-230)
Contract No. TBCCL-02105



                                  AMENDMENT B

This Amendment B to existing Contract No. TBCCL-02105 between Texas Biotechnology Corporation (TBC) and Coromed, Inc. (COROMED) provides for increasing the number of patients in the study by 330 to a total of 1080 (900 clinical outcome patients and 180 angiography patients). Additional costs are as put forth in Section I, of this Amendment B. The changes to the existing contract will be as follows:

  A. The term for completion of the study will increase by 5 months from 19 months as stated in the current Contract to 24 months under this Amendment B.

  B. One-half of Investigator incentive payments will be paid by Coromed from any bonus payments earned by Coromed. If such payments are not earned by Coromed, TBC assumes full responsibility for investigator incentive payments.

  C. The additional 330 patients (patients 751-1080) will be invoiced monthly in the amount of $3,636.86 per patient to a maximum total aggregate of 1080 patients and $1,200,164 regardless of the actual number of patients required to produce an additional 330 evaluable (intention to treat) patients. TBC will be billed monthly for the number of patients enrolled in that month.

  D. The term for completion of the Trial will be 24 months. For each month (to a maximum of 6 months) under the 24 month term that COROMED reduces the term of the Trial by decreasing the amount of time required to initiate the study, enroll the 1080 patients required or close out and report the study, TBC will provide COROMED a bonus equal to $54,501 to a maximum amount of $327,008. The bonus will be due and payable upon receipt by TBC of the draft clinical/statistical report which incorporates data from all patients enrolled in the study.

Texas Biotechnology Corporation/Coromed, Inc.
A Randomized, Double-Blind, Study of 2 Doses of Novastan vs. Placebo as Adjunctive Therapy to Streptokinase in Acute M.I. (Protocol ARG-230)
Contract No. TBCCL-02105


                             AMENDMENT B, CONT'D.

All other tenets of Contract No. TBCCL-02105 remain in full force and effect.

FOR COROMED, INC.:

BY: /s/ THOMAS J. MASSEY
    ------------------------------
        (Thomas J. Massey)

TITLE:  SENIOR VICE PRESIDENT,
        ----------------------
        DRUG DEVELOPMENT
        ----------------------

DATE:   APRIL 25, 1996
        ----------------------

FOR TEXAS BIOTECHNOLOGY CORPORATION:

BY: /s/ R.P. SCHWARZ JR.                         BY:  /s/ STEPHEN L. MUELLER
    --------------------------------                  --------------------------
    (               )                                 (Stephen L. Mueller)

TITLE: VP, CLIP AND REG AFFAIRS                  TITLE: V.P., ADMINISTRATION
       -----------------------------                   -------------------------
                                                        SECRETARY AND TREASURER
       -----------------------------                   -------------------------

DATE:  4/26/96                                    DATE:  MAY 1, 1996
       -----------------------------                     -----------------------

                                                  By:    /s/ DAVID B. MCWILLIAMS
                                                         -----------------------
                                                         (David B. McWilliams)

                                                  Title: President and CEO
                                                         -----------------------

                                                  Date:  May 1, 1996
                                                         -----------------------

TEXAS BIOTECHNOLOGY CORPORATION/COROMED,INC.
NOVASTAN ACUTE MYOCARDIAL INFARCTION STUDY
PROTOCOL NO. ARG-230
CONTRACT NO. TBCCL-02105
PAGE B-2


                             AMENDMENT B, CONT'D.

I. COST ESTIMATES


                                                                           ADDITIONAL COSTS
                                                 CURRENT BUDGET
                                                  760 PATIENTS              1080 PATIENTS
                                                 (650 NON-ANGIO)         (900 CLINICAL OUTCOME)     TOTALS
                                                    (90 ANGIO)              (180 ANGIOGRAPHY)

A. PERSONNEL
     Project Management                              $123,500                    $33,000             $156,500
     Monitoring                                      $940,500                   $250,000           $1,190,500
     Clerical/Administrative Support                  $56,750                    $16,125              $72,875
     Medical Support                                  $93,750                    $40,000             $133,750
     Data Management                                 $514,550                   $214,819             $729,369

B.  TRAVEL                                           $336,000                   $120,000             $456,000

C.  INVESTIGATOR MEETING                             $157,900                         $0             $157,900

D.  CLINICAL GRANTS                                  $885,000                   $507,000           $1,392,000

E.  STATISTICAL SERVICES                              $56,235                    $13,860              $70,095

F. MEDICAL WRITING SERVICES                           $14,550                         $0              $14,550

G.  OTHER COSTS
      Grants Administration                           $16,875                     $5,360              $22,235

TOTALS                                             $3,195,610                 $1,200,164           $4,395,774


NOTE:  Incentive payments will be invoiced as a direct pass through cost to TBC.
 An administrative fee for processing of payments will be included as a line item on each invoice sent to TBC for payments.